                                                                 EXHIBIT 10.53.1

                             TERMINATION AGREEMENT
                             ---------------------

     THIS TERMINATION AGREEMENT (this "Agreement"), dated as of March 29, 2002, is made by and between STANDARD CHARTERED BANK (the "Bank") and TARRANT APPAREL GROUP dba FASHION RESOURCE, a California corporation ("Tarrant")

                                  WITNESSETH:

     WHEREAS, the Bank and Tarrant are parties to that certain Security Agreement, dated November 1, 1996, a copy of which is attached hereto as Exhibit A (the "Security Agreement"); and

     WHEREAS, the Bank and Tarrant desire to terminate the Security Agreement;

     NOW, THEREFORE, In consideration of the premises and the respective representations, warranties, covenants and other agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Recitals. The recitals and exhibits to this Agreement are incorporated
        --------
herein and, by this reference, made part a part hereof as if fully set forth at length herein.

     2. Authorization. Each of the parties hereto represents and warrants that
        -------------
it has full corporate power and authority to enter into this Agreement.

     3. Termination. The Security Agreement (other than Section 4L. of the
        -----------
Security Agreement which, notwithstanding anything to the contrary contained herein, shall remain in full force and effect and shall survive the execution of this Agreement) is hereby terminated in all respects and is of no further force and effect.

     4. Severability. If any provision of this Agreement is invalid and
        ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction, (ii) such provision shall be ineffective, but only to the extent of such invalidity and unenforceability and (iii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     5. Jurisdiction. The rights of the parties hereto shall be governed by and
        ------------
construed according to the laws of the State of California.

     6. WAIVER OF JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND
        --------------------
INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDINGS SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. TARRANT REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL

NOT, IN THE EVENT OF ANY LITIGATION, SEEK TO ENFORCE THIS WAIVER OF JURY TRIAL. TARRANT ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT IN RELIANCE ON, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH.

     7. Counterparts. This Agreement may be executed in any number of
        ------------
counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing such counterparts.

     8. Expenses. Tarrant and its affiliate, Tarrant Company Limited, shall be
        --------
jointly and severally responsible for and shall pay any and all fees and expenses incurred by Tarrant and the Bank in connection with the preparation, negotiation and execution of this Agreement.

                         [SIGNATURES ON THE NEXT PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has executed this or has caused this Agreement to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

BANK:

STANDARD CHARTERED BANK                For STANDARD CHARTERED BANK


By                                     /s/ Illegible
   ------------------------------      --------------------------------
Name                                                            Manager
     ----------------------------
Title
      ---------------------------

TARRANT:

TARRANT APPAREL GROUP dba
FASHION RESOURCE, a California
corporation


By  /s/ P CHOW
   ------------------------------
Name  P CHOW
Title  CFO

The undersigned hereby acknowledges and agrees to the terms set forth above as of this 29th day of March 2002.

TARRANT COMPANY LIMITED


By  /s/ Illegible
   ------------------------------
Name  Illegible
     ----------------------------
Title   CFO

                                   EXHIBIT A
                                   ---------

                                  See attached

                               SECURITY AGREEMENT
                               ------------------

     This Security Agreement is made and entered into as of this 1ST day of NOVEMBER, 1996 by and between STANDARD CHARTERED BANK (the "Bank") and TARRANT APPAREL GROUP dba FASHION RESOURCE, a California corporation (the "Debtor").

     1. Grant of Security Interest. For value received, the Debtor hereby
        --------------------------
grants to the Bank a first priority (unless expressly noted otherwise herein) security interest in and to all of the following property, whether now owned or existing or hereafter arising, created or acquired (hereinafter collectively referred to as the "Collateral").

          A. Inventory. All inventory now owned or hereafter acquired by the
             ---------
Debtor from Tarrant Co. Ltd. ("Tarrant"), or its affiliates, including but not limited to, all raw materials, work in progress, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Debtor's custody or possession, together with all returns on accounts, now acquired or to be acquired by Debtor (the "Inventory").

          B. Books and Records. All now existing or hereafter made, compiled or
             -----------------
acquired books and records, including electronic data, relating to the foregoing Inventory and information storage device and media containing such books and records ("Books and Records").

     The Bank's security interest in the Collateral shall be a continuing lien and shall include all proceeds and products of the Collateral including, but not limited to, the proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time thereon.

     2. Security.
        --------

          (i) The security interest and assignment of rights contained herein is granted to secure the payment and performance of:

               (a) any and all indebtedness, obligations and liabilities of Debtor to Bank evidenced by or arising under the facility letter dated February 22, 1996, by and between Tarrant and Bank (the "Facility Letter") now or hereafter existing, all renewals, extensions and modifications thereto, together with all fees incurred thereon ("Indebtedness") including Indebtedness which arose pursuant to said Facility Letter on or after May 8, 1996.

               (b) all costs and expenses reasonably incurred by Bank to obtain, preserve, perfect and enforce the security interest granted hereby and all other liens and security interests securing payments of the Indebtedness, to collect the Indebtedness and to maintain, preserve and collect the

               Collateral, including, but not limited to, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rent, storage charges, advertising costs, brokerage fees and expenses of sale.

               (c) each and every covenant and condition contained in this Security Agreement.

          (ii) Prior to or concurrently with the execution and delivery of this Security Agreement, the Company shall file such financing statements and other documents in such offices as the Bank may reasonably request to perfect the security interests granted by this Security Agreement.

     3. Debtor's Representations and Warranties. The Debtor hereby makes the
        ---------------------------------------
following representations and warranties to the Bank, which representations and warranties are continuing.

          A. Status. If the Debtor is other than an individual who is not
             ------
conducting business as a sole proprietorship, the Debtor is a corporation duly organized and validly existing under the laws of the State of California and is properly licensed, qualified to do business and in good standing in, and, where necessary to maintain the Debtor's rights and privileges, has complied with the fictitious name statute of every jurisdiction in which the Debtor is doing business.

          B. Authority. The execution, delivery and performance by the Debtor of
             ---------
this Security Agreement and any document, instrument or agreement required hereunder have been duly authorized and do not and will not: (i) violate any provision of any law, rule, regulation, writ, judgment or injunction presently in effect affecting the Debtor; (ii) result in a breach of or constitute a default under any material agreement to which the Debtor is a party or by which it or its assets may be bound or affected; (iii) require any consent or approval of its stockholders or violate any provision of its articles of incorporation or by-laws, if the Debtor is a corporation; or (iv) violate any provision of its partnership agreement, if the Debtor is partnership.

          C. Legal Effect. This Security Agreement constitutes, and any
             ------------
document, instrument or agreement required hereunder when executed and delivered will constitute legal, valid and binding obligations of the Debtor enforceable against the Debtor in accordance with their respective terms.

          D. Title to Collateral, Permitted Liens. The Debtor has good and
             ------------------------------------
marketable title to the Collateral and the same is not now and shall not become subject to any security interest, encumbrance, lien or claim of any third person other than: (i) liens and security interests to secure the Indebtedness or other indebtedness owed to the Bank; (ii) liens for taxers, assessments or similar charges either not yet due or being duly contested in good faith; (iii) liens of mechanics, materialmen, warehousemen or other like liens arising in the ordinary course of business and securing obligations which are not delinquent; (iv) liens and security interest which, as of the date hereof, have been disclosed to and approved by the Bank in writing which, as of the date of this Security Agreement consists solely of those certain UCC-1 Financing Statements recorded by NationsBanc Commercial Corporation Instrument Nos. 93-201729 and 94-148385: (v) liens and security interest which, as of the date hereof, have been disclosed to and approved by the Bank in writing which, as of the date of this Security Agreement consist of those certain UCC-2 Financing Statements recorded by Hongkong and Shanghai Banking Corporation Limited ("HKSB") as Instrument Nos. 95-16360313, 95-16360317 and 95-163603051: and (vi) purchase money liens or purchase money security interests upon or in any property acquired or held by the Debtor in the ordinary course of business (collectively "Permitted Liens").

          E. Financial Statements. All financial statements, information and
             --------------------
other data now or hereafter submitted to the Bank in connection with the transaction with respect to which this Security Agreement is entered into are true, accurate and correct and have been applied. Since the most recent submission of any such financial statement, information or other data to the Bank, the Debtor represents and warrants that no material adverse change in the financial condition or operations as disclosed therein or thereby has occurred which has not been fully disclosed to the Bank in writing.

          F. Litigation. Except as have been disclosed to the Bank in writing,
             ----------
there are no actions, suits or proceedings pending or, to the knowledge of the Debtor, threatened against or affecting the Debtor or Tarrant or their respective properties before any court or administrative agency which, if determined adversely to the Debtor or Tarrant as the case may be, would have a material adverse effect on the Debtor's financial condition or operations or on the Collateral.

          G. Taxes. The Debtor and Tarrant have filed all tax returns required
             -----
to be filed and paid all taxes shown thereon to be due, including interest and penalties, other than taxes which are currently payable without penalty or interest or those which are being duly contested in good faith.

          H. Priority of Security Interest. Debtor hereby grants Bank a security
             -----------------------------
interest in the Collateral, subject only to the UCC-1 Financing Statements filed by NationsBanc Commercial Corporation as instrument nos. 93-201729 and 94-148385: the UCC-1 Financing Statements filed by HKSB as instrument nos. 95-16360313, 95-16360317 and 95-16360305: and to Permitted Liens for purchase money under subparagraph D(vi) above.

          I. Ownership of Debtor. 31% of Debtor's outstanding shares are
             -------------------
publicly traded; 69% of its shares are owned by Mr. Gerald Guez (66.7% of the 69%) and Mr. Todd Kay (33.3% of the 69%).

          J. Ownership of Tarrant. Tarrant is a wholly-owned subsidiary of
             --------------------
Debtor,

          K. Benefits to Debtor; Solvency. The Guarantee by Debtor of Tarrant's
             ----------------------------
indebtedness to Bank and this Security Agreement are given by Debtor in consideration, inter alia, of the Bank's conditional agreement to provide credit
               ----- ----
facilities to Tarrant. Debtor and Tarrant are interdependent corporations that, inter alia, Tarrant is a principal supplier of new materials to Debtor. The
----- ----
extension of credit by Bank to Tarrant substantially benefits Debtor both directly and indirectly. Debtor is not insolvent and has sufficient working capital for the conduct of its business, nor would Debtor be insolvent nor its working capital be impaired if Debtor were required to satisfy all indebtedness of Tarrant to Bank.

          4. Debtor's Covenants. The Debtor covenants and agrees that, unless
             ------------------
the Bank otherwise consents in writing, the Debtor shall at all times.

          A. Maintenance of Insurance. Keep and maintain the Collateral insured
             ------------------------
for not less than its full replacement value against all risks of loss and damage and maintain such other insurance as is usually carried by companies engaged in similar businesses and owing similar properties in the same general areas in which the Debtor operates and maintain such other insurance and coverage as may be required by the Bank. All such insurance shall be in form and amount and with companies satisfactory to the Bank. With respect to insurance covering the Collateral, such insurance shall name the Bank as loss payee pursuant to a loss payable endorsement satisfactory to Bank or as an additional insured, as its interest may appear, and shall not be altered or cancelled except upon 10 days' prior written notice to the Bank. Upon the Bank's request, the Debtor shall furnish the Bank with the original policy or binder of all such insurance.

          B. Maintenance of Collateral. Except for Permitted Liens, keep and
             -------------------------
maintain the Collateral free and clear of all levies, liens, encumbrances and other security interests (including, but not limited to, any lien of attachment, judgment or execution) and defend the Collateral against any such levy, lien, encumbrance or security interest, comply with all laws, statues and regulations pertaining to the Collateral, its use and operation: execute, file and record such statements, notices and agreements, take such actions and obtain such certificates and other documents necessary to perfect, evidence and continue the Bank's security interest in the Collateral and the priority thereof; maintain accurate and complete records of the Collateral; and properly care for, house, store and maintain the Collateral in good condition, free of misuse, abuse and deterioration, other than normal wear and tear.

          C. Intentionally omitted.
             ---------------------

          D. Location of Inventory. The inventory is now and shall at all times
             ---------------------
hereafter be of good and merchantable quality and free from defects; is not now and shall not at any time hereafter be stored with a bailee, warehouseman or similar party without the Bank's prior written consent, shall at all times be in the Debtor's physical possession except customary samples; shall not be held by others on consignment, sale on approval, or sale or return, and shall be kept at the following location(s): 3151 East Washington Boulevard, Los Angeles, California 90023 and such other locations as may be designated by Debtor and approved by Bank in writing.

          E. Inspection Rights. At any reasonable time and from time to time,
             -----------------
permit the Bank or any representative thereof to examine and make copies of the Books and Records and visit the properties of the Debtor and discuss the business and operations of the Debtor with any employee or representative thereof. If the Debtor now or at any time hereafter maintains any Books and Records (including, but not limited to, computer generated records and computer programs for the generation of such records) in the possession of a third party, the Debtor hereby agrees to notify such third party to permit the Bank free access to such Books and Records at all reasonable times and to provide the Bank with copies of any Books and Records it may request, all at the Debtor's expense the amount of which shall be payable immediately upon demand.

          F. Reporting Requirements. Furnish, or cause to be furnished, to the
             ----------------------
Bank within ninety (90) days after the end of each fiscal year of the Debtor, consolidated statements of income, balance sheet, capital accounts and cash flows of the Debtor and its consolidated subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year and certified without qualification by independent certified public accountants of recognized standing reasonably satisfactory to the Bank, whose option shall be in scope and substance satisfactory to the Bank. Promptly upon the Banks request, deliver or cause to be delivered to the Bank. such other information pertaining to the Debtor, the Collateral or such other matters as the Bank may reasonably request.

          G. Transfer of Collateral. Not sell, contract for sale,
             ----------------------
convey, transfer, assign, lease or sublet any of the Collateral except in the ordinary course of business as presently conducted by the Debtor and then, only for full, fair and reasonable consideration.

          H. Payment of Obligations. Pay, and cause Tarrant to pay, all their
             ----------------------
respective liabilities and obligations, when due.

          I. Compensation of Employees. Compensate its employees for services
             -------------------------
rendered at an hourly rate at least qual to the minimum hourly rate prescribed by any applicable federal or state law or regulation.

          J. Notices. Give the Bank prompt written notice of: (i) any change in
             -------
its place of business: (ii) any proposed or actual change in its name, identity or business nature: (iii) any Event of Default: (iv) litigation, arbitration or administrative proceedings to which the Debtor is a party and in which the claim or liability exceeds 10% of Tangible Net Worth which means the gross book value of Debtor's assets (exclusive of goodwill, patents, trademarks, trade names, organization expense, treasury stock, deferred research and development costs, deferred marketing expenses and other like intangibles), less liabilities of Debtor) or which affects the Collateral in any way: and (v) any other matter which has resulted in, or might result in, a material adverse change on the Collateral or the financial condition or business operations of the Debtor

          K. Delivery of Documents. Promptly deliver, upon Bank's request, any
             ---------------------
further information or documentation required to establish due authorization of this Agreement and/or to further perfect or otherwise carry out the intentions of Bank and Debtor.

          L. Indemnity. The Debtor will indemnify and hold harmless the Bank and
             ---------
its respective employees, representatives, officers and directors from and against any and all claims, liabilities, losses, damages, actions, and demands by any party (other than with respect to any claims, actions or demands made by other such indemnified parties or any liabilities, losses or damages caused thereby) against the Bank, resulting from any breach or alleged breach by the commitment of the making or administration of the Indebtedness unless the Bank is determined to have acted or failed to act with gross negligence or willful misconduct.

     5. Events of Default. Any one or more of the following described events
        -----------------
shall constitute an event of default ("Event of Default") hereunder:

          A. The occurrences of a default by Debtor with respect to the Indebtedness.

          B. The failure by Debtor in any material respect to perform or observe any term, covenant or agreement contained in this Security Agreement, or any other agreement memorializing, securing or supposing the Indebtedness.

          C. The occurrence of a default by Tarrant Co. Ltd. under its obligations to the Bank under the Facility Letter.

          D. Any representation or warranty made under this Security Agreement shall prove incorrect or misleading in any material respect when made.

          E. There shall be entered a decree or order by a court having jurisdiction in the premises constituting an order for relief in respect of the Debtor under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Debtor or of any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Debtor or an involuntary petition or case is filed or commenced against the Debtor, and a temporary stay entered and any such decree or order shall continue unstayed and in effect for a period of forty-five (45) consecutive days or similar events shall occur with respect to Tarrant under Hong Kong law.

          F. The Debtor shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or other similar law, or the Debtor shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Debtor of any substantial part of its property, or the Debtor shall fail generally to pay its debts as they become due, or admit in writing its inability to pay its debts as they become due, or the Debtor shall authorize any such action, or Tarrant shall take similar actions under Hong Kong law.

     6. Bank's Rights and Remedies on Default. Upon the occurrence of any Event
        -------------------------------------
of Default, the Bank may, at its sole and absolute election, without demand and only upon such notice as may be required by law:

          A. Acceleration. Declare the Indebtedness and any or all other
             ------------
indebtedness owing to the Bank by the Debtor or any obligor on the Indebtedness (however such indebtedness may be evidenced or secured) immediately due and payable, whether or not otherwise due and payable.

          B. Cease Extending Credit. Cease extending credit to or for the
             ----------------------
account of the Tarrant. Debtor or any other guarantor of Tarrant's indebtedness to Bank under any agreement now existing or hereafter entered into with the Bank.

          C. Termination. Terminate any agreement as to any future obligation of
             -----------
the Bank without affecting the Debtor's obligations to the Bank or the Bank's rights and remedies under this Security Agreement or under any other document, instrument or agreement.

          D. Segregate Collections. Require the Debtor to segregate all
             ---------------------
collections and proceeds of the Collateral so that they are capable of identification and to deliver such collections and proceeds to the Bank, in kind, without commingling, at such times and in such manner as required by the Bank.

          E. Records of Collateral. Require the Debtor to deliver periodically
             ---------------------
to the Bank all Books and Records and any other information showing the status, condition and location of the Collateral and such contracts or other matters which affect the Collateral. In connection herewith, the Bank may conduct such audits or other examination of such records, including, but not limited to, verification of balances owing by any account debtor of the Debtor, as the Bank, in its sole and absolute discretion, deems necessary.

          F. Notification of Account Debtors. Notify any or all of the Debtor's
             -------------------------------
account debtors, buyers or transferees of the Collateral, or other persons of the Bank's interest in the Collateral and the proceeds thereof and instruct such person(s) to thereafter make any payment due the Debtor directly to the Bank

          The Debtor hereby irrevocably constitutes and appoints the Bank as its attorney-in-fact to (i) endorse the Debtor's name on any notes, acceptances, checks, drafts, money orders or other evidence of payment that may come into the Bank's possession: (ii) sign the Debtor's name on any invoice or bill of lading relating to any of the Collateral: (iii) notify post office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Bank may designate and take possession of and open mail addressed to the Debtor and remove therefrom proceeds of and payments on the Collateral: and (iv) demand, receive and enforce payment and give receipts, releases and satisfactions for and sue for all money payable to the Debtor. All of the preceding may be done either in the name of the Bank or in the name of the Debtor with the same force and effect as the Debtor could have done had this Security Agreement not been entered into.

          G. Compromise. Grant extensions, compromise claims and settle any
             ----------
accounts for less than the amount owing thereunder, all without notice to the Debtor or any obligor on or any guarantor of the Indebtedness.

          H. Protection of Security Interest in Collateral. Make such payments
             ---------------------------------------------
and do such acts as the Bank, in its sole judgment, considers necessary and reasonable to protect its security interest in the Collateral. The Debtor hereby irrevocably authorizes the Bank to pay, purchase, contest or compromise any encumbrance, lien or claim which the Bank, in its sole judgment, deems to be prior or superior to its security interest. Further, the Debtor hereby agrees to pay to the Bank, upon demand therefor, all expenses and expenditures (including attorneys' fees) incurred in connection with the foregoing.

          I. Foreclosure. Enforce any security interest or lien given or
             -----------
provided for under this Security Agreement or under any other document relating to the Collateral, in such manner and such order, as to all or any part of the Collateral, as the Bank, in its sole judgment, deems to be necessary or appropriate and the Debtor hereby waives any and all rights, obligations or defenses now or hereafter established by law relating to the foregoing. In the enforcement of its security interest in the Collateral, the Bank is authorized to enter upon the premises where any Collateral is located and take possession of the Collateral or any part thereof, together with the Debtor's records pertaining thereto, or the Bank may require the Debtor to assemble the Collateral and records pertaining thereto and make such Collateral and records available to the Bank at a place designated by the Bank. The Bank may sell the Collateral or any portions thereof, together with all additions, accessions and accessories thereto, giving only such notices and following only such procedures as are required by law, at either a public or private sale, or both, with or without having the Collateral present at the time of sale, which sale shall be on such terms and conditions and conducted in such manner as the Bank determines in its sole judgment to be commercially reasonable. Any deficiency which exists after the disposition or liquidation of the Collateral shall be a continuing liability of any obligor on or any guarantor of the Indebtedness and shall be immediately paid to the Bank.

          J. Non-Exclusivity of Remedies. Exercise one or more of the Bank's
             ---------------------------
rights set forth therein or seek such other rights or pursue such other remedies as may be provided by law, in equity or in any other agreement now existing or hereafter entered into between the Bank and the Debtor or any obligor on or guarantor of the Indebtedness or otherwise.

          K. Application of Proceeds. All amounts in deposit accounts held and
             -----------------------
received by the Bank as proceeds from the disposition or liquidation of the Collateral shall be applied as follows: first, to the costs and expenses of collection, including court costs and reasonable attorneys' fees, whether or not suit is commenced by the Bank: next, to those costs and expenses incurred by the Bank in protecting, preserving, enforcing, collecting, selling or disposing of the Collateral: next, to the payment of accrued and unpaid interest or fees on all of the Indebtedness: next, to the payment of the outstanding principal balance of the Indebtedness: and last, to the payment of any other indebtedness owed by the Debtor to the Bank. Such application may be made in the case of cash or monies including funds in Bank's possession prior to an Event of Default or after, without the necessity of a sale of Collateral, and such application shall not constitute retention of Collateral in satisfaction of the Indebtedness. Any excess collateral or excess proceeds existing after the collection or disposition or liquidation of the Collateral will be returned or paid by the Bank to the Debtor.

          L. Cumulative Rights. The rights, powers and remedies of Bank under
             -----------------
this Security Agreement shall be in addition to all rights, powers and remedies given to Bank by virtue of any statute or rule of law, the loan documents between Bank and Tarrant or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Bank's interest in the Collateral.

     7. Miscellaneous.
        -------------

          A. Amounts Payable Under This Security Agreement. If the Debtor fails
             ---------------------------------------------
to pay on demand the amount of any obligation referred to in this Security Agreement, the Bank may pay such amount at its option and without any obligation to do so and without waiving any default occasioned by the Debtor's failure to pay such amount. All amounts so paid by the Bank, together with reasonable attorneys' fees and all other costs, charges and expenses relating to the Indebtedness, shall be a part of the Indebtedness and shall bear interest at the highest rate chargeable on any Indebtedness until paid in full

          B. Other Terms. Terms not otherwise defined in this Security Agreement
             -----------
shall have the meanings attributed to such terms in the California Uniform Commercial Code.

          C. Reliance. Each warranty, representation, covenant and agreement
             --------
contained in this Security Agreement shall be conclusively presumed to have been relied upon by the Bank regardless of any investigation made or information possessed by the Bank and shall be cumulative and in addition to any other warranties, representations, covenants or agreements which the Debtor shall now or hereafter give, or cause to be given, to the Bank

          D. Attorneys' Fees. In the event of any action in relation to this
             ---------------
Security Agreement, the Collateral or any document, instrument or agreement secured hereby or related hereto, the prevailing party, in addition to all other sums to which it may be entitled, shall be entitled to reasonable attorneys' fees.

          E. Notices. All notices, payments, requests, information and demands
             -------
which either party hereto may desire, or be required to give or make to the other party, shall be given or delivered to such party in writing by telecopier to the telecopier numbers as specified below, addressed to the address set forth below such party's signature to this Security Agreement or to such other address as may be specified from time to time in writing by either party to the other.

          F. Waiver. Neither the failure nor delay by the Bank in exercising any
             ------
right hereunder or under any document, instrument or agreement mentioned herein shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any other document, instrument or agreement mentioned herein preclude other or further exercise thereof or the exercise of any other right nor shall any waiver of any right or default hereunder or under any other document, instrument or agreement mentioned herein constitute a waiver of any other right or default or constitute a waiver of any other term or provision.

          G. Assignment. This Security Agreement shall be binding upon and inure
             ----------
to the benefit of the Debtor and the Bank and their respective successors and assigns, except that the Debtor shall not have the right to assign its rights hereunder or any interest herein without the Bank's prior written consent. The Bank may sell or assign all or any portion of its rights and benefits hereunder and, in connection therewith, may deliver to such prospective buyer or assignee financial statements and other relevant information pertaining to the Debtor or any obligor on the Indebtedness.

          H. Severability. If any provision hereof is invalid and unenforceable
             ------------
in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in fully force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible, (ii) such provision shall be ineffective, but only to the extent of such invalidity and unenforceability, and (iii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          I. Jurisdiction. This Security Agreement and the rights of the parties
             ------------
hereunder to and concerning the Collateral, and any documents, instruments or agreements mentioned or referred to herein, shall be governed by and construed according to the laws of the State of California.

          J. WAIVER OF JURY TRIAL. THE DEBTOR AND THE BANK HEREBY KNOWINGLY,
             --------------------
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDINGS SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE DEBTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK WAS REPRESENTED EXPRESSLY OR OTHERWISE THAT THE BANK

WILL NOT, IN THE EVENT OF ANY LITIGATION, SEEK TO ENFORCE THIS WAIVER OF JURY TRIAL. THE DEBTOR ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT IN RELIANCE UPON, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH.

          K. Counterparts. This Security Agreement may be executed in any number
             ------------
of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Security Agreement by signing any such counterpart.

          L. Legal Representation. Walker, Wright, Tyler & Ward acted as
             --------------------
scrivener for this agreement but did not represent the Secured Party nor the Debtor in negotiating this agreement and is not responsible to either of said parties for the form or content of the agreement.

                                      DEBTOR:

                                      TARRANT APPAREL GROUP dba FASHION
                                      RESOURCE, a California corporation


                                      By: /s/ Illegible
                                          --------------------------------------
                                      Its: V.P.
                                      Address:    3151 East Washington Boulevard
                                                  Los Angeles, CA 90023
                                      Telecopier: (213) 780-0751

                                      BANK:

                                      STANDARD CHARTERED BANK


                                      By: /s/ Bernie Ip
                                          --------------------------------------
                                      Its: Senior Manager, CBG/T&G2
                                      Address:    Room 705-6, Tower 1
                                                  Cheung Sha Wan Plaza
                                                  Kowloon, Hong Kong
                                      Attention:  Corporate Banking Group
                                      Telecopier: 011-852-2371-2953

     This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to
Section 9403 of the California Uniform Commercial Code.

-------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                        1A. SOCIAL SECURITY OR FEDERAL TAX NO.

    TARRANT APPAREL GROUP DBA FASHION RESOURCE                            95-4181026
-------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                     1C. CITY, STATE                                         1D. ZIP CODE

    3151 EAST WASHINGTON BOULEVARD          LOS ANGELES            CA                           90023
-------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL)    2A. SOCIAL SECURITY OR FEDERAL TAX NO.

-------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                     2C. CITY, STATE                                         2D. ZIP CODE

-------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                          3A.  FEDERAL TAX NUMBER.

===================================================================================================================
4.  SECURED PARTY    STANDARD CHARTERED BANK                          4A. SOCIAL SECURITY NO. FEDERAL TAX NO.
    NAME             CORPORATE BANKING GROUP                              OR BANK TRANSIT AND A B A NO.
    MAILING ADDRESS  ROOM 705-6, TOWER 1,
                     CHEUNG SHA WAN PLAZA
                     833 CHEUNG SHA WAN ROAD

    CITY  KOWLOON  HONG KONG       STATE                   ZIP CODE
-------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                5A. SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                          OR BANK TRANSIT AND A B A NO.
    NAME

    MAILING ADDRESS

    CITY                           STATE                   ZIP CODE
-------------------------------------------------------------------------------------------------------------------
6.   This FINANCING STATEMENT covers the following types or items of property
     (include description of real property on which located and owner of record when required by instruction 4).

     SEE ATTACHED EXHIBIT A

-------------------------------------------------------------------------------------------------------------------
                                                  7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
7.  CHECK     [X]    7A. PRODUCTS OF COLLATERAL       INSTRUCTION 5(o) ITEM:
    IF APPLICABLE    [ ] ARE ALSO COVERED                [ ](1)    [ ](2)   [ ](3)   [ ](4)

-------------------------------------------------------------------------------------------------------------------
8.  CHECK     [X]
    IF APPLICABLE    [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S)9105 (1) (0)

-------------------------------------------------------------------------------------------------------------------
9.                                                        DATE        C     10. THIS SPACE FOR USE OF FILING OFFICER
                                                                      O         (DATE, TIME, FILE NUMBER
                                                                      D         AND FILING OFFICER)
  /s/ Illegible                                         Illegible     E
SIGNATURE(S) OF DEBTOR(S)  SECRETARY/TREASURER
                                                                      1                   9701060409
-------------------------------------------------------------------   2
                                                                      3
   TARRANT APPAREL GROUP DBA FASHION RESOURCE                         4
TYPE OR PRINT NAME(S) OF DEBTOR(S)                                    5
-------------------------------------------------------------------   6
                                                                      7
  /s/ Illegible                                                       8                       FILED
SIGNATURE(S) OF SECURED PARTY(IES)                                    9                   SACRAMENTO, CA
-------------------------------------------------------------------   0                JAN 10, 1997 AT 1149

   STANDARD CHARTERED BANK                                                                  BILL JONES
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                            SECRETARY OF STATE

===================================================================
11. Return copy to:

NAME       CSC
ADDRESS    2730 Gateway Oaks Drive, Suite 100
CITY       Sacramento, CA 95833                         WAN
STATE      Acct.# P6-0000-743-9                        PLAZA
ZIP CODE
===================================================================

FILING OFFICER COPY ACKNOWLEDGMENT            FORM UCC - 1
                                              Approved by the Secretary of State

     This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to
Section 9403 of the California Uniform Commercial Code.

-------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                        1A. SOCIAL SECURITY OR FEDERAL TAX NO.

    TARRANT APPAREL GROUP DBA FASHION RESOURCE                            95-4181026
-------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                     1C. CITY, STATE                                         1D. ZIP CODE

    3151 EAST WASHINGTON BOULEVARD          LOS ANGELES            CA                           90023
-------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL)    2A. SOCIAL SECURITY OR FEDERAL TAX NO.

-------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                     2C. CITY, STATE                                         2D. ZIP CODE

-------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                           3A.  FEDERAL TAX NUMBER.

===================================================================================================================
4.  SECURED PARTY    STANDARD CHARTERED BANK                          4A. SOCIAL SECURITY NO FEDERAL TAX NO.
    NAME             CORPORATE BANKING GROUP                              OR BANK TRANSIT AND A B A NO.
    MAILING ADDRESS  ROOM 705-6, TOWER 1,
                     CHEUNG SHA WAN PLAZA
                     833 CHEUNG SHA WAN ROAD

    CITY  KOWLOON  HONG KONG      STATE                    ZIP CODE
-------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                5A. SOCIAL SECURITY NO FEDERAL TAX NO.

    NAME                                                                  OR BANK TRANSIT AND A B A NO.

    MAILING ADDRESS

    CITY                           STATE                   ZIP CODE
-------------------------------------------------------------------------------------------------------------------

6.   This FINANCING STATEMENT covers the following types or items of property
     (include description of real property on which located and owner of record when required by instruction 4).

     SEE ATTACHED EXHIBIT A

-------------------------------------------------------------------------------------------------------------------
                                                  7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
7.  CHECK     [X]    7A. PRODUCTS OF COLLATERAL       INSTRUCTION 5(o) ITEM:
    IF APPLICABLE    [ ] ARE ALSO COVERED                [ ](1)    [ ](2)   [ ](3)   [ ](4)

-------------------------------------------------------------------------------------------------------------------
8.  CHECK     [X]
    IF APPLICABLE    [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S)9105 (1) (0)

-------------------------------------------------------------------------------------------------------------------
9.                                                        DATE        C     10. THIS SPACE FOR USE OF FILING OFFICER
                                                                      O         (DATE, TIME, FILE NUMBER
                                                                      D         AND FILING OFFICER)
  /s/ Illegible                                         Illegible     E
SIGNATURE OF DEBTOR(S)  SECRETARY/TREASURER
                                                                      1
-------------------------------------------------------------------   2
                                                                      3
   TARRANT APPAREL GROUP DBA FASHION RESOURCE                         4
TYPE OR PRINT NAME(S) OF DEBTOR(S)                                    5
-------------------------------------------------------------------   6
                                                                      7
  /s/ Illegible                                                       8
SIGNATURE(S) OF SECURED PARTY(IES)                                    9
-------------------------------------------------------------------   0

   STANDARD CHARTERED BANK
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
===================================================================
11. Return copy to:

NAME       STANDARD CHARTERED BANK
ADDRESS    CORPORATE BANKING GROUP
CITY       ROOM 705-6, TOWER 1, CHEUNG SHA WAN PLAZA
STATE      833 CHEUNG SHA WAN RD
ZIP CODE   KOWLOON  HONG KONG
===================================================================

(3) FILE COPY--SECURED PARTY                FORM UCC 1
                                            Approved by the Secretary of State
     for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

-------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                        1A. SOCIAL SECURITY OR FEDERAL TAX NO.

    TARRANT APPAREL GROUP DBA FASHION RESOURCE                            95-4181026
-------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                     1C. CITY, STATE                                         1D. ZIP CODE

    3151 EAST WASHINGTON [Illegible]        LOS ANGELES            CA                           90023
-------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL)    2A. SOCIAL SECURITY OR FEDERAL TAX NO.

-------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                     2C. CITY, STATE                                         2D. ZIP CODE

-------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                          3A.  FEDERAL TAX NUMBER.

-------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY    STANDARD CHARTERED BANK                          4A. SOCIAL SECURITY NO FEDERAL TAX NO.
    NAME             CORPORATE BANKING GROUP                              OR BANK TRANSIT AND A B A NO.
    MAILING ADDRESS  ROOM 705-6, TOWER 1,
                     CHEUNG SHA WAN PLAZA
                     833 CHEUNG SHA WAN ROAD

    CITY  KOWLOON  HONG KONG      STATE                    ZIP CODE
-------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                5A. SOCIAL SECURITY NO FEDERAL TAX NO.

    NAME                                                                  OR BANK TRANSIT AND A B A NO.

    MAILING ADDRESS

    CITY                           STATE                   ZIP CODE
-------------------------------------------------------------------------------------------------------------------

6.   This FINANCING STATEMENT covers the following types or items of property
     (include description of real property on which located and owner of record when required by instruction 4.)

     SEE ATTACHED EXHIBIT A

-------------------------------------------------------------------------------------------------------------------
                                                  7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
7.  CHECK     [X]    7A. PRODUCTS OF COLLATERAL       INSTRUCTION 5(o) ITEM:
    IF APPLICABLE    [ ] ARE ALSO COVERED                [ ](1)    [ ](2)   [ ](3)   [ ](4)

-------------------------------------------------------------------------------------------------------------------
8.  CHECK     [X]
    IF APPLICABLE    [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S)9105 (1) (0)

-------------------------------------------------------------------------------------------------------------------
9.                                                        DATE        C     10. THIS SPACE FOR USE OF FILING OFFICER
                                                                      O         (DATE, TIME, FILE NUMBER
                                                                      D         AND FILING OFFICER)
SIGNATURE OF DEBTOR(S)  SECRETARY/TREASURER                           E
-----------------------------------------------------------------------
                                                                      1
   TARRANT APPAREL GROUP DBA FASHION RESOURCE                         2
TYPE OR PRINT NAME(S) OF DEBTOR(S)                                    3
-------------------------------------------------------------------   4
                                                                      5
                                                                      6
SIGNATURE(S) OF SECURED PARTY(IES)                                    7
-------------------------------------------------------------------   8
                                                                      9
   STANDARD CHARTERED BANK                                            0
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
===================================================================
11. Return copy to:

NAME       STANDARD CHARTERED BANK
ADDRESS    CORPORATE BANKING GROUP
CITY       ROOM 705-6, TOWER 1, CHEUNG SHA WAN PLAZA
STATE      833 CHEUNG SHA WAN RD
ZIP CODE   KOWLOON  HONG KONG
===================================================================

(4)FILE COPY--DEBTOR                          FORM UCC 1
                                              Approved by the Secretary of State
===================================================================================================================

[Illegible] TYPE THIS FORM USING BLACK TYPEWRITER RIBBON

2.   If the space provided for any item is inadequate:
     a.   Note "Cont'd" in the appropriate space(s).
     b. Continue the item(s) preceded by the Item No. on an additional 8 1/2"* 11" sheet.
     c. Head each additional sheet with the Debtor's name (last name first for individuals) appearing in Item No. 1 of this form. Be sure to attach a copy of the additional sheet to each copy of the form.

3.   NUMERICAL IDENTIFICATION:
     a. If the Debtor, Secured Party or Assignee is an individual, include Social Security number in the appropriate space. Disclosure of Social Security number is optional for the filing of this statement. It will be used to assist in correctly identifying individuals with similar names. (UCC (S) 9403[5])
     b. If the Debtor, Secured Party or Assignee is other than an individual or a bank, show Federal Tax-payer Number in the appropriate space.
     c. If the Secured Party or Assignee is a bank, show Transit and ABA number in the appropriate space. This must be complete 10 digit number.

4.   COLLATERAL DESCRIPTION--Item 6
     a. If the financing statement covers crops growing or to be grown, the statement must also contain a description of the real estate concerned in accordance with UCC (S) 9402(1).
     b. If the financing statement covers timber to be cut or covers minerals or the like, oil or gas or accounts subject to UCC (S) 9103(5), the statement must show that is covers this type of collateral and the statement must also show it is to be recorded in the real estate records, and the financing statement must contain a description of the real estate sufficient if it were contained in a mortgage of the real estate to give constructive notice of the mortgage under the law of this State. If the debtor does not have an interest of record in the real estate, the financing statement must show the name of a record owner in Item No. 6.

5.   SIGNATURES:

     Before mailing, be sure that the financing statement has been properly signed. A financing statement requires the signature of the debtor only except under the following circumstances. If only of these circumstances apply, check the appropriate box in item 7B and enter required information in Item 6.
     a. Under the provisions of UCC (S)9402(2) a financing statement is sufficient when it is signed by the secured party alone if it is filed to perfect a security interest in:
          (1) collateral already subject to a security interest in another jurisdiction when it is brought into this State or when the debtor's location is changed to this State. Such a financing statement must state that the collateral was brought into this State or that the debtor's location was changed to this State.
          (2) proceeds under UCC (S)9306, if the security interest in the original collateral was perfected. Such a financing statement must describe the original collateral and give the date of filing and the file number of the prior financing statement.
          (3) collateral as to which the filing has lapsed. Such a financing statement must include a statement to the effect that the prior financing statement has lapsed and give the date of filing and the file number of the prior financing statement.
          (4) collateral acquired after a change of name, identity or corporate structure of the debtor. Such a financing statement must include a statement that the name, identity or corporate structure of the debtor has been changed and give the date of filing and the file number of the prior financing statement and the name of the debtor as shown in the prior financing statement.

6.   FILING FEE--PROPER PLACE TO FILE
     Enclose filing fee of                 payable to the appropriate Filing
                           ---------------
     Officer. Financing statements and related papers pertaining to consumer goods should be filed with the County Recorder in the county of the debtor's residence, or if the debtor is not a resident of this State, then in the office of the County Recorder of the county in which the goods are kept. When the collateral is crops growing or to be grown, timber to be cut, or minerals or the like (including oil and gas), or accounts subject to UCC (S)9103(5), then filing is with the County Recorder where the property is located. In all other cases, filing is with the Secretary of State.

7.   REMOVE SECURED PARTY AND DEBTOR COPIES.
     Send the original and first copy with interleaved carbon paper to the Filing Officer with the correct filing fee. The original will be retained by the Filing Officer. The copy will be returned with the filing date and time stamped thereon. Indicate the name and mailing address of the person or firm to whom the copy is to be returned in Item No. 11.

     For current fee to the Secretary of State Call (916) 445-8061.

                                  " EXHIBIT A"
                          TO UCC-1 FINANCING STATEMENT

     All inventory now owned or hereafter acquired by the Debtor from Tarrant Co. Ltd., or its affiliates (the "Inventory") including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Debtor's custody or possession, together with all returns on accounts, now acquired or to be acquired by Debtor,

     All now existing or hereafter made, compiled or acquired books and records, including electronics data, related to the foregoing inventory and information storage devices and media containing such books and records ("Books and Records").